SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ] Confidential, for use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                              Wells Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

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          (2) Form, Schedule or Registration Statement no.:

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          (3) Filing Party:

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          (4) Date Filed:

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

                       [WELLS FINANCIAL CORP. LETTERHEAD]



March 17, 2003

Dear Fellow Stockholder:


         On behalf of the Board of Directors and management of Wells Financial Corp., we cordially invite you to attend the Annual Meeting of Stockholders (the "Meeting") to be held at the corporate office located at 53 First Street, S.W., Wells, Minnesota on Wednesday, April 16, 2003, at 4:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         At the meeting, stockholders will be asked to vote upon the election of two directors of the Company and to ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.


                                         Sincerely,




                                         /s/Lonnie R. Trasamar
                                         ---------------------
                                         Lonnie R. Trasamar
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 2003
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Wells Financial Corp. (the "Company") will be held at the corporate office located at 53 First Street, S.W., Wells, Minnesota on April 16, 2003, at 4:00 p.m. local time. The Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company;

          2. To ratify the appointment of McGladrey & Pullen, LLP as the independent auditors for the Company for the fiscal year ending December 31, 2003; and

          3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 3, 2003 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to sign and date the enclosed form of proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS





                                    /s/Richard Mueller
                                    ------------------
                                    Richard Mueller
                                    Secretary
Wells, Minnesota
March 17, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to the holders of the common stock ("Common Stock") of Wells Financial Corp. (the "Company"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the corporate office located at 53 First Street, S.W., Wells, Minnesota on April 16, 2003, at 4:00 p.m. local time. This Proxy Statement and the accompanying Notice of Meeting and proxy card are being first mailed on or about March 17, 2003 to those stockholders entitled to vote at the Meeting.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent auditors), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 3, 2003 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 1,128,277 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit and such person may have his or her voting rights reduced below 10%. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the Company or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director and Directors Continuing in Office."

                                                                Percent of Shares of
                                        Amount and Nature of        Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership        Outstanding
------------------------------------    --------------------    --------------------

Wells Federal Bank, fsb                     122,185 (1)                10.83%
Employee Stock Ownership Plan
53 First Street, S.W.
Wells, Minnesota  56097

De Prince, Race & Zollo, Inc.                80,000 (2)                  7.1%
201 S. Orange Avenue, Suite 850
Orlando, Florida  32801

---------------------------

(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid.

(2) Based on a 13G filed with the Securities and Exchange Commission on February 12, 2003.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, with the Securities and Exchange Commission and to provide copies of those reports to the Company. Other than as set forth herein, the Company is not aware of any beneficial owner (as defined in the Exchange Act regulations) of more than ten percent of the Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2002.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting, each to serve for a three-year term, as noted below, or until respective successors have been elected and qualified.

         Lonnie R. Trasamar and Gerald D. Bastian have been nominated by the Board of Directors to serve as directors. Both are currently directors of the Company and have consented to being named in this Proxy Statement and to serve if elected. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned. Currently, each director of the Company, with the exception of Mr. Lonnie R. Trasamar, is also a member of the Board of Directors of the Bank.

                                                 Year First         Current                               Percent
                                                 Elected or         Term to     Shares of Common Stock      of
Name                                Age(1)      Appointed(2)        Expire      Beneficially Owned(3)(4)   Class
----                                ------      ------------        -------     ------------------------  ---------

                  COMPANY'S NOMINEES FOR TERM TO EXPIRE IN 2006

Lonnie R. Trasamar                    48            2002             2003                  100                --*

Gerald D. Bastian                     62            1986             2003               32,449 (5)          2.82%

                         DIRECTORS CONTINUING IN OFFICE

Randel I. Bichler                     58            1998             2005                8,323 (6)            --*

Dale E. Stallkamp                     57            1999             2005               26,249 (8)          2.28%

Richard Mueller                       53            1986             2004               16,077 (6)(7)       1.40%

David Buesing                         56            1998             2004                8,124 (6)(8)         --*

                 NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

James D. Moll                         52              --               --               11,813 (9)          1.03%

All directors and executive officers
  of the Company as a group (7 persons)                                                103,135 (10)         8.96%
---------------------------------

*        Less than 1%.
(1)      At December 31, 2002.
(2) Refers to the year the individual first became a director of the Bank or the Company. All directors of the Bank in December 1994 became directors of the Company upon its formation in December 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals exercise sole voting and/or investment power, unless otherwise indicated.
(4)      Beneficial ownership as of the Voting Record Date.
(5)      Includes exercisable options to purchase 4,616 shares of Common Stock.
(6) Excludes 122,185 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and shares held under the Management Stock Bonus Plan ("MSBP") for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties. Shares held in the MSBP are voted by the MSBP Trustees as directed by the MSBP Committee. At the Voting Record Date, 3,575 shares had not been allocated to employees under the ESOP and there were 18,450 shares in the MSBP.
(7)      Includes exercisable options to purchase 8,235 shares of Common Stock.
(8)      Includes exercisable options to purchase 4,374 shares of Common Stock.
(9)      Includes exercisable options to purchase 1,350 shares of Common Stock.
(10) Excludes 3,575 shares of Common Stock held under the ESOP and MSBP that have not been allocated to directors and executive officers. Includes exercisable options to purchase 22,949 shares of Common Stock.

Executive Officers of the Company

         The following individuals were executive officers of the Company as of December 31, 2002:


       Name              Age (1)      Positions Held With The Company and Bank
       ----              -------      ----------------------------------------

Lonnie R. Trasamar          48        President and Chief Executive Officer

Gerald D. Bastian           62        Vice President and Director

James D. Moll               52        Treasurer and Principal Financial and
                                      Accounting Officer

------------------------------
(1)      At December 31, 2002.

Biographical Information

         The principal business experience of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for at least the last five years.

         Lonnie R. Trasamar was appointed as President and Chief Executive Officer of the Company and the Bank effective March 1, 2002. Mr. Trasamar was appointed director of the Company in November 2002. Prior to joining the Company, Mr. Trasamar was in the commercial banking and real estate fields both as a Chief Financial Officer of a ten-bank holding company and as an independent businessman. Mr. Trasamar also served as Chairman, President and Chief Executive Officer of MidAmerica Bank South in Mankato and Blue Earth, Minnesota.

         Gerald D. Bastian has been the Vice President of the Bank since 1974 and a director of the Bank since 1986 and has been a Vice President and director of the Company since its formation in December 1994. Mr. Bastian is a member of Southern Minnesota Realtors, Valley Industrial Development Corp., Mankato Area Chamber of Commerce, Bethlehem Lutheran Church, and the Hilltop Kiwanis Club.

         Randel I. Bichler has been a director of the Company and the Bank since 1998. Mr. Bichler has been engaged in the general practice of law in Wells since 1978. He retired from the United States Army Reserve as a Lt. Colonel in 1997.

         Dale E. Stallkamp has been a director of the Company and the Bank since April 1999. Mr. Stallkamp started his certified public accounting practice in September 1972. Prior to that time he was employed by the public accounting firm of Peat, Marwick, Mitchell.

         Richard Mueller has been a director of the Bank since 1986 and of the Company since its formation in December 1994. Mr. Mueller is the sole owner of Wells Drug Co., Inc. Mr. Mueller has served as a member of the local school board as well as a member of the Wells Chamber of Commerce. Mr. Mueller is a first cousin of Mr. James D. Moll, an executive officer of the Company.

         David Buesing has been a director of the Company since 1998. Mr. Buesing has been employed by Wells Concrete Product since 1973. He became President and General Manager of that company in 1982. He is a registered engineer in Minnesota, North Dakota and Kansas. He is a past Director of the Pre-stressed Concrete Institute and the Associated Minnesota Pre-stressed Association.

Named Executive Officers Who Are Not Directors

         James D. Moll, CPA, has been, since December 1994, the principal financial and accounting officer of the Company and the Bank and, since February 1995, the Treasurer of the Company and the Bank. Prior to December 1994, Mr. Moll was an employee of the Bank's subsidiary, Wells Insurance Agency ("WIA"). Mr. Moll managed WIA for more than five years. Mr. Moll is a first cousin of Mr. Richard Mueller, a director of the Company and the Bank.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. Each member of the Board of Directors also currently serves as a member of the Board of Directors of the Bank, which meets monthly and may have special meetings.

         During the year ended December 31, 2002, the Board of Directors of the Company held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the committees on which such director served during the year ended December 31, 2002.

         The Nominating Committee of the Company recommends nominees for election as directors to the Board of Directors. The Nominating Committee, a non-standing committee, which met one time during 2002, consists of the entire Board of Directors. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. The Company's Articles include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of stockholders. A copy of such provisions is available upon request to: Wells Financial Corp., 53 First Street, S.W., Wells, Minnesota 56097, Attention: Corporate Secretary.

         The Compensation Committee, a standing committee, consists of the present non-employee members of the Board of Directors of the Bank. Mr. Trasamar, a non-voting advisory member of the committee, advises the committee on compensation matters for employees other than himself. The Compensation Committee met four times during the year ended December 31, 2002.

         The Audit Committee currently consists of Directors Bichler, Stallkamp, and Buesing, all of whom have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market.

         The Audit Committee is responsible for recommending the appointment of the Company's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors. The Audit Committee met 12 times during the year ended December 31, 2002.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee.

Report of the Audit Committee

         For the fiscal year ended December 31, 2002, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with Company's independent auditor, McGladrey & Pullen, LLP ("McGladrey"), all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from McGladrey disclosures regarding McGladrey's independence as required by Independence Standards Board Standard No. 1 and discussed with McGladrey its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

                  Audit Committee:

                  Randel I. Bichler
                  Dale E. Stallkamp
                  David Buesing

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees incurred by the Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $70,250.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by McGladrey for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

         All Other Fees. The aggregate fees incurred by the Company for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2002 were $16,577.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Members of the Board of Directors of the Company are not compensated by the Company for serving as a director. During 2002, each member of the Board of Directors of the Bank received a fee of $1,000 per month regardless of attendance at Board meetings. For 2002, non-employee directors received between $100 and $250 per committee meeting attended ($23,200 in the aggregate) for Audit, Employment Enhancement, Agriculture Credit Committee and Building Site Committee meetings. For the year ended December 31, 2002, fees paid to directors totaled $95,200.

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation awarded to or earned by the Chief Executive Officer and other highly compensated officers for the years ended December 31, 2000, 2001 and 2002, as applicable. No other executive officer of the Bank or the Company had a salary and bonus during such period that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                      Annual Compensation (1)
                                                 --------------------------------------
Name and                                                                   Other Annual        All Other
Principal Position               Year           Salary       Bonus        Compensation(2)    Compensation
-------------------              ----        ------------    -----        ------------       ------------
Lonnie R. Trasamar               2002         $ 112,923     $ 60,000              --          $  6,920 (3)
President and Chief
Executive Officer

Lawrence H. Kruse                2002         $  24,540     $     --        $ 12,000          $  5,409 (4)
former President and             2001           114,240       10,855          12,000            30,069
Chief Executive Officer          2000           114,109        1,824          11,200            27,772

Gerald D. Bastian                2002         $ 105,979     $ 11,205        $ 12,000          $ 28,483 (5)
Vice President                   2001            98,809        5,685          12,000            30,077
                                 2000            98,386        1,680          11,200            27,782

James D. Moll                    2002         $  95,615     $ 23,925              --          $ 22,773 (6)
Chief Financial Officer          2001            86,897        7,220              --            20,479
                                 2000            82,212        1,572              --            15,541

-----------------------------
(1)      All compensation was paid by the Bank.
(2)      Constitutes Bank directors' fees.
(3) Consists of $6,920 of health, life, and disability insurance premiums paid on behalf of Mr. Trasamar for the year ended December 31, 2002. As of December 31, 2002, Mr. Trasamar had 4,375 shares of unvested restricted stock which had a value of $91,219 (based on the closing price of $20.85 on December 31, 2002). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award.
(4) Lawrence H. Kruse retired as President and Chief Executive Officer of the Company and the Bank on February 28, 2002. Consists of $1,072, $6,744 and $6,110 of health, life, and disability insurance premiums paid on behalf of Mr. Kruse for two months in fiscal 2002, and for years ended December 31, 2001 and 2000, respectively. For the years ended December 31, 2002, 2001 and 2000, the amount includes an allocation of 208, 1,246 and 1,359 shares under the ESOP, valued at the closing per share market prices of $20.85, $18.72 and $15.94 on December 31, 2002, 2001 and 2000, respectively.
(5) Consists of $7,300, $6,752 and $6,120 of health, life, and disability insurance premiums paid on behalf of Mr. Bastian for the years ended December 31, 2002, 2001 and 2000, respectively. For the years ended December 31, 2002, 2001 and 2000, the amount includes an allocation of 1,016, 1,246 and 1,359 shares under the ESOP, valued at the closing per share market prices of $20.85, $18.72 and $15.94 on December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002, Mr. Bastian had 1,443 shares of unvested restricted stock which had a value of $30,087 (based on the closing market price of $20.85 on December 31, 2002). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award.
(6) Consists of $1,694, $1,684 and $1,673 of health, life, and disability insurance premiums paid on behalf of Mr. Moll for the years ended December 31, 2002, 2001 and 2000, respectively. For the years ended December 31, 2002, 2001 and 2000, the amount includes an allocation of 1,011, 1,004 and 870 shares under the ESOP, valued at the closing per share prices of $20.85, $18.72 and $15.94 on December 31, 2002, 2001
         and 2000, respectively. As of December 31, 2002, Mr. Moll had 1,080 shares of unvested restricted stock which had a value of $22,518 (based on the closing price of $20.85 on December 31, 2002). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award.

Stock Awards

         The following tables set forth information concerning options granted to the named executives and held by them as of December 31, 2002. The Company has not granted to the named executive officers any stock appreciation rights.


                                                    OPTION GRANTS TABLE

                                             Option Grants in Last Fiscal Year
                              ------------------------------------------------------------------
                                                                                                       Potential Realizable
                                                                                                         Value at Assumed
                                                                                                       Annual Rates of Stock
                                                                                                      Price Appreciation for
                                        Individual Grants                                                   Option Term
         ------------------------------ ------------------------------------------------------              -----------
                              Number of          % of Total
                              Securities           Option
                              Underlying         Granted to       Exercise or
                                Option          Employees in       Base Price      Expiration
       Name                   Granted (#)       Fiscal Year         ($/Sh)(1)         Date            5% ($)          10% ($)
    ---------                ------------      -------------       ----------      ------------      --------        --------

Lonnie R. Trasamar             10,935               100%             $20.90        07/23/12         $143,729         $364,236

-------------------
(1) The amounts represent certain assumed rates of appreciation only over a ten year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $20.90.


                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                AND FISCAL YEAR END OPTION/SAR VALUES


                                                        Number of Securities
                                                       Underlying Unexercised       Value of Unexercised
                          Shares                            Options/SARs         in-the-Money Options/SARs
                        Acquired on       Value          at Fiscal Year-End          at Fiscal Year-End
                         Exercise        Realized                (#)                        ($)
      Name                  (#)            ($)        Exercisable/Unexercisable  Exercisable/Unexercisable
      ----              -----------      --------     -------------------------  -------------------------

Lonnie R. Trasamar             --         $    --             -- / 10,935                  -- / $    --
Gerald D. Bastian           4,616         $51,007          4,616 /     --             $45,467 /      -- (1)
James D. Moll               2,500         $26,360          1,350 /  2,025             $10,085 / $15,127 (2)

---------------------------

(1) Based upon an exercise price of $11.00 per share and the closing market price of $20.85 at December 31, 2002.

(2) Based upon an exercise price of $13.38 per share and the closing market price of $20.85 as of December 31, 2002.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank had no "interlocking" relationships existing on or after January 1, 2002 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of board of directors of the Bank.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. All the loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. Loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.


--------------------------------------------------------------------------------
        PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

        McGladrey & Pullen, LLP were the Company's independent auditors for fiscal 2002. The Board of Directors has appointed McGladrey & Pullen, LLP as its auditors for the 2003 fiscal year subject to ratification by the Company's shareholders. A representative of McGladrey & Pullen, LLP is not expected to be present at the Meeting and will, therefore, be unable to respond to stockholders' questions or make a statement.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the 2003 fiscal year.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097, no later than November 18, 2003. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         The Company's Articles provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by February 16, 2004, the proposal will not be eligible for presentation at that meeting. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be eligible for presentation at next year's annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.


--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the year ended December 31, 2002, including financial statements, will be mailed on March 17, 2003 to all stockholders of record as of the Voting Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy, without cost, by writing to the Secretary of the Company.

     Upon written request, the Company will furnish without charge (excluding exhibits) to any stockholder a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002. All requests should be directed to Richard Mueller, Secretary, Wells Financial Corp., 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097-0310.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        /s/Richard Mueller
                                        ------------------
                                        Richard Mueller
                                        Secretary

Wells, Minnesota
March 17, 2003

--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Wells Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the corporate office located at 53 First Street, S.W., Wells, Minnesota on April 16, 2003, at 4:00 p.m., local time and at any and all adjournments thereof, as follows:


                                                                FOR     WITHHELD

1.       The election as director of the nominees for
         director listed below, each for a  three-year term:     |_|       |_|

         Lonnie R. Trasamar
         Gerald D. Bastian

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
-------------
nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                    FOR     AGAINST   ABSTAIN
                                                    ---     -------   -------

2.       To ratify the appointment of
         McGladrey & Pullen, LLP  as independent
         auditors for the Company for the 2003
         fiscal year.                                |_|      |_|       |_|


The Board of Directors recommends a vote "FOR" each of the listed proposals.




--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement dated March 17, 2003 and the 2002 Annual Report to Stockholders.



|_| Please check here if you plan to attend the Meeting.




Dated:                                      , 2003
        ------------------------------------




-------------------------------------    ---------------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


-------------------------------------    ---------------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------